    As filed with the Securities and Exchange Commission on October 19, 2001
                                                      Registration No. 333-_____

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                             ------------------------

                       APPLIED MICRO CIRCUITS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                            ------------------------

             Delaware                                  94-2586591
  (State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
  Incorporation or Organization)

                               6290 Sequence Drive
                               San Diego, CA 92121
                                 (858) 450-9333
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                            ------------------------

                        1998 Employee Stock Purchase Plan
                            (Full Title of the Plan)

                            ------------------------

                               William E. Bendush
 Senior Vice President, Finance and Administration, and Chief Financial Officer
                       APPLIED MICRO CIRCUITS CORPORATION
                               6290 Sequence Drive
                               San Diego, CA 92121
                                 (858) 450-9333
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                             ------------------------

                                   Copies to:
                              D. Bradley Peck, Esq.
                               COOLEY GODWARD LLP
                               4401 Eastgate Mall
                               San Diego, CA 92121
                                 (858) 550-6000

                            ------------------------



                         CALCULATION OF REGISTRATION FEE

================================================================================================================================

                                                         Proposed Maximum          Proposed Maximum
    Title of Securities        Amount to be                   Offering                 Aggregate                  Amount of
     to be Registered          Registered (1)             Price per Share (2)       Offering Price (2)         Registration Fee
--------------------------------------------------------------------------------------------------------------------------------
       Common Stock
     (par value $.01)         8,000,000 shares               $11.62                 $92,960,000                   $23,240
================================================================================================================================

(1) This registration statement shall also cover any additional shares of Common Stock which shall become issuable under the 1998 Employee Stock Purchase Plan, as amended, by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and Rule 457(h)(1) of the Securities Act of 1933, as amended. The price per share and the aggregate offering price are calculated on the basis of $11.62, the average of the high and low sales prices of the Registrant's Common Stock on October 17, 2001, as reported on The Nasdaq National Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-76767

     The contents of Registration Statement on Form S-8 No. 333-76767 filed with the Securities and Exchange Commission on April 22, 1999 are incorporated by reference herein.

                             EXHIBITS

Exhibit
Number                    Description
-------                   -----------

    5.1    Opinion of Cooley Godward LLP

   23.1    Consent of Ernst & Young LLP, Independent Auditors

   23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

   24.1    Power of Attorney is contained on the signature pages

   99.1    1998 Employee Stock Purchase Plan, as amended(1)

-------------
(1) Filed as Exhibit 10.24 to the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 23, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on October 19, 2001.

                              APPLIED MICRO CIRCUITS CORPORATION

                         By:  /s/  William E. Bendush
                              ------------------------------------------------
                              William E. Bendush
                              Senior Vice President, Finance and Administration, and Chief Financial Officer



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. Rickey and William E. Bendush, and both or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                     TITLE                                   DATE

/s/  David M. Rickey                             Chairman of the Board of Directors        October 19, 2001
--------------------------------------------     and Chief Executive Officer
     DAVID M. RICKEY                             (Principal Executive Officer)



/s/  William E. Bendush                          Senior Vice President, Finance and        October 19, 2001
--------------------------------------------     Administration, and Chief
     WILLIAM E. BENDUSH                          Financial Officer (Principal
                                                 Financial and Accounting Officer)



/s/  Douglas C. Spreng                           President, Chief Operating Officer        October 19, 2001
--------------------------------------------     and Director
     DOUGLAS C. SPRENG

       SIGNATURE                                     TITLE                                   DATE
/s/  Roger A. Smullen, Sr.                       Vice Chairman of the Board of             October 19, 2001
--------------------------------------------     Directors
     ROGER A. SMULLEN, SR.


/s/  William K. Bowes, Jr.                       Director                                  October 19, 2001
--------------------------------------------
     WILLIAM K. BOWES, JR.


/s/  Franklin P. Johnson, Jr.                    Director                                  October 19, 2001
--------------------------------------------
     FRANKLIN P. JOHNSON, JR.


/s/  Wayne Price                                 Director                                  October 19, 2001
--------------------------------------------
     WAYNE PRICE

/s/  S. Atiq Raza                                Director                                  October 19, 2001
--------------------------------------------
     S. ATIQ RAZA

/s/  Arthur B. Stabenow                          Director                                  October 19, 2001
--------------------------------------------
     ARTHUR B. STABENOW

/s/  Harvey P. White                             Director                                  October 19, 2001
--------------------------------------------
     HARVEY P. WHITE

                                  EXHIBIT INDEX

   Exhibit
    Number             Description

     5.1         Opinion of Cooley Godward LLP

     23.1        Consent of Ernst & Young LLP, Independent Auditors

     23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

     24.1        Power of Attorney is contained on the signature pages

     99.1        1998 Employee Stock Purchase Plan, as amended(1)

-----------------
(1) Filed as Exhibit 10.24 to the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 23, 2001.